As filed with the Securities and Exchange Commission on February 28, 2011

Registration Nos. 333-119022; 811-21634

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 24	☒
and/or REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 27	☒

Access One Trust

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copies to:

Michael L. Sapir

ProFund Advisors LLC

7501 Wisconsin Avenue, Suite 1000

Bethesda, MD 20814

(Name and Address of Agent for Service)

With copy to:

John Loder, Esq. c/o Ropes & Gray LLP One International Place Boston, MA 02110	Amy Doberman ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

	INVESTOR CLASS	SERVICE CLASS
Access Flex High Yield FundSM	FYAIX	FYASX

Access Flex Bear High Yield FundSM	AFBIX	AFBSX

FEBRUARY 28, 2011

Prospectus	Investor and Service Class Shares

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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3	Summary Section
4	Access Flex High Yield FundSM
8	Access Flex Bear High Yield FundSM
13	Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings
21	Fund Management
23	General Information
27	Shareholder Services Guide
35	Financial Highlights

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Summary Section

4	:: Access Flex High Yield Fund ::	TICKERS :: Investor Class FYAIX :: Service Class FYASX

Important Information About the Fund

If Access Flex High Yield Fund (the “Fund”) is successful in meeting its objective, its net asset value should generally gain value as the high yield market is rallying (gaining value). Conversely, its net asset value should generally decrease in value as the high yield market is falling (losing value). These results are generally similar to those of most traditional high yield mutual funds.

Investment Objective

The Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.79%	0.79%

Total Annual Fund Operating Expenses*	1.54%	2.54%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through February 28, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$157	$486	$839	$1,834
Service Class	$257	$791	$1,350	$2,875

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,858% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in high yield debt securities, money market instruments and derivatives that ProFund Advisors believes, in combination, should provide investment results that correspond to the high yield market.

>

High Yield Debt Securities — The Fund invests in high yield debt securities that are generally debt securities rated BB+ and lower by Standard & Poor’s Ratings Service (“S&P”) or Fitch, Inc. (“Fitch”) or Ba1 or below by Moody’s Investor Services, Inc. (“Moody’s”) or if unrated, securities that the Advisor determines to be of comparable quality. High yield debt securities also include corporate notes, convertible debt securities and preferred securities.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain exposure to the high yield market. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Credit Default Swaps (“CDSs”) — Bilateral financial contracts that transfer credit exposure between two parties. They may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds. One party to a CDS (the “buyer”) receives credit protection or sheds credit risk, whereas the other party (the “seller”) to a CDS is selling credit protection or taking on credit risk. The seller typically receives one or more pre-determined periodic payments from the buyer. These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to one of the issuers referenced in the CDS. The seller of an “unfunded” CDS would not make any payments to the buyer unless there is a negative credit event.

•	Future Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

The Fund seeks to maintain exposure to the high yield bond markets regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of an adverse climate for the high yield bond markets. As a result, the Fund may not achieve its investment objective during this period. To find out

FUND NUMBERS :: Investor Class 110 :: Service Class 140	::	5

if the Fund has sufficient assets to invest to attempt to meet its objective, you may call 1-888-776-3637. There is no assurance that the Fund will achieve its investment objective.

The Fund may invest up to 25% of its assets in foreign securities or financial instruments with respect to foreign securities.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the relevant security or index.

CDS Risk — The Fund will normally be a net “seller” of CDSs. When the Fund is a seller of an unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to pay the par value of a defaulted reference obligation and take delivery from the counterparty of such obligation. Since CDSs may be physically settled, the counterparty may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value. An active market may not exist for any of the CDSs in which the Fund invests or in the reference obligations subject to the CDSs. As a result, the Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired. Other risks of CDSs include the difficulties in valuing a CDS, lack of pricing transparency and the risk that the CDSs utilized by the Fund perform in a manner that does not correlate to the high yield bond markets or perform in other ways that are not expected. The Fund’s positions in CDSs are also subject to counterparty risk, market risk and interest rate risk. Because certain CDSs involve many reference issuers and there are no limitations on the notional amount established for CDSs, the Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified. A CDS may involve greater risks than investing directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, CDSs may be difficult to value depending on whether an active market exists for them. Investing in CDSs may be considered an aggressive investment technique.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.

High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risks in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or

6	:: Access Flex High Yield Fund ::	TICKERS :: Investor Class FYAIX :: Service Class FYASX

weaken relative to the U.S. dollar. Generally, when the U,S. dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Fund) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the total return of the high yield market.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders. Additionally, active trading of shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Repurchase Agreement Risk — The Fund may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 13.71%;

Worst Quarter (ended 3/31/2009): -15.59%.

FUND NUMBERS :: Investor Class 110 :: Service Class 140	::	7

Average Annual Total Returns

As of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				12/17/04
– Before Taxes	14.76%	7.64%	6.94%
– After Taxes on Distribution	12.21%	4.55%	4.07%
– After Taxes on Distribution and Sale of Shares	9.55%	4.63%	4.17%
Service Class Shares	13.70%	6.75%	5.97%	12/17/04
JPMorgan Domestic High Yield Index#	14.74%	8.81%	2.13%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Jeffrey Ploshnick	Since December 2004	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem Shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

8	:: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

Important Information About the Fund

If Access Flex Bear High Yield Fund (the “Fund”) is successful in meeting its objective, its net asset value should generally lose value as the high yield market is rallying (gaining value). Conversely, its net asset value should generally increase in value as the high yield market is falling (losing value). These results are generally opposite those of most traditional high yield mutual funds.

Investment Objective

The Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market consistent with maintaining reasonable liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.95%	0.95%

Total Annual Fund Operating Expenses*	1.70%	2.70%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through February 28, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$173	$536	$923	$2,009
Service Class	$273	$838	$1,430	$3,032

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 650% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in money market instruments and derivatives that ProFund Advisors believes, in combination, should provide investment results that inversely correspond to the high yield market.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse exposure to the high yield market. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Credit Default Swaps (“CDSs”) — Bilateral financial contracts that transfer credit exposure between two parties. They may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds. One party to a CDS (the “buyer”) receives credit protection or sheds credit risk, whereas the other party (the “seller”) to a CDS is selling credit protection or taking on credit risk. The seller typically receives one or more pre-determined periodic payments from the buyer. These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to one of the issuers referenced in the CDS. The seller of an “unfunded” CDS would not make any payments to the buyer unless there is a negative credit event.

•	Future Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

In addition, the Fund may engage in short selling, which involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price plus accrued interest is greater when the security is bought back, the Fund will incur a negative return (loss) on the transaction. See Short Sale Risk, below.

The Fund seeks to maintain inverse exposure to the high yield bond markets regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of periods favorable for the high yield bond markets (which would generally be adverse market conditions for this Fund). As a result,

FUND NUMBERS :: Investor Class 111 :: Service Class 141 ::	9

the Fund may not achieve its investment objective during these periods. To find out if the Fund has sufficient assets to invest to attempt to meet its objective, you may call 1-888-776-3637. There is no assurance that the Fund will achieve its investment objective.

The Fund may invest up to 25% of its assets in foreign securities or financial instruments with respect to foreign securities.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the relevant security or index.

CDS Risk — The Fund will normally be a net “buyer” of CDSs. When the Fund is a buyer of an unfunded CDS, upon the occurrence of a credit event, the counterparty to the Fund has an obligation to pay the par value of a defaulted reference obligation and take delivery from the Fund of such obligation. Since CDSs may be physically settled, the Fund may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value. An active market may not exist for any of the CDSs in which the Fund invests or in the reference obligations subject to the CDSs. As a result, the Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired. Other risks of CDSs include the difficulties in valuing a CDS, lack of pricing transparency and the risk that the CDSs utilized by the Fund perform in a manner that does not inversely correlate to the high yield bond markets or perform in other ways that are not expected. The Fund’s positions in CDSs are also subject to counterparty risk, market risk and interest rate risk. Because certain CDSs involve many reference issuers and there are no limitations on the notional amount established for CDSs, the Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified. A CDS may involve greater risks than investing directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, CDSs may be difficult to value depending on whether an active market exists for them. Investing in CDSs may be considered an aggressive investment technique.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risks in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U,S. dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Fund) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

10	:: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders should lose money when the high yield market gains value — a result that is the opposite from traditional high yield mutual funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the total return of the high yield market.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders. Additionally, active trading of shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Repurchase Agreement Risk — The Fund may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Short Sales Risk — Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table

FUND NUMBERS :: Investor Class 111 :: Service Class 141 ::	11

shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2009): 13.14%;

Worst Quarter (ended 9/30/2009): -12.18%.

Average Annual Total Returns

As of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				4/27/05
– Before Taxes	-20.17%	-9.04%	- 9.00%
– After Taxes on Distribution	-20.17%	-9.29%	- 9.21%
– After Taxes on Distribution and Sale of Shares	-13.11%	-7.54%	- 7.45%
Service Class Shares	-20.98%	-9.95%	-9.92%	4/27/05
JPMorgan Domestic High Yield Index#	14.74%	8.81%	2.34%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Jeffrey Ploshnick	Since April 2005	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem Shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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13

Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

14	:: Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

This section contains greater detail on the Funds’ principal investment strategies and related risks you face as a shareholder of the Funds and also information about how to find out more about the Funds’ portfolio holding disclosure policy.

Investment Objectives

The Access Flex High Yield Fund and Access Flex Bear Yield Fund (each a “Fund” or collectively the “Access One Funds” or “Funds”) offered herein are series of the Access One Trust (the “Trust”) and are designed to correspond generally to the total return, or the inverse (opposite) of the total return, of the high yield market consistent with maintaining reasonable liquidity.

Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders. Each Fund may substitute a different security market for the security market underlying its benchmark.

Principal Investment Strategies

In seeking to achieve each Fund’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) takes into consideration, among other things, the relative liquidity of and transaction costs associated with a particular investment and industry diversification of the Funds’ overall portfolio. The Advisor does not conduct fundamental analysis in managing the Fund.

A Fund may hold a representative sample of securities which is intended to have aggregate characteristics similar to those of high yield debt securities (“junk bonds”) and/or the high yield debt securities market (“high yield market”). This “sampling” process typically involves selecting a representative sample of securities of the high yield market, principally to enhance liquidity and reduce transaction costs, while seeking to maintain high correlation with, and similar aggregate characteristics (e.g. industry weightings) to, the high yield market. In addition, a Fund may obtain exposure to components not included in the high yield market, invest in securities that are not included in the high yield market or overweight or underweight certain components contained in the high yield market.

ProFund Advisors does not invest the assets of the Funds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the Funds. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that provide exposure to the high yield market without regard to market conditions, trends or direction. The Funds do not take temporary defensive positions.

Strategies Specific to the Access Flex High Yield Fund

The Fund invests in high yield debt securities, money market instruments and derivatives that ProFund Advisors believes, in combination, should provide investment results that correspond to the high yield market.

>

High Yield Debt Securities — The Fund invests in high yield debt securities that are generally debt securities rated BB+ and lower by Standard & Poor’s Ratings Service (“S&P”) or Fitch, Inc. (“Fitch”) or Ba1 or below by Moody’s Investor Services, Inc. (“Moody’s”) or if unrated, securities that the Advisor determines to be of comparable quality. High yield debt securities also include corporate notes, convertible debt securities and preferred securities.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain exposure to the high yield market. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Credit Default Swaps (“CDSs”) — Bilateral financial contracts that transfer credit exposure between two parties. They may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds. One party to a CDS (the “buyer”) receives credit protection or sheds credit risk, whereas the other party (the “seller”) to a CDS is selling credit protection or taking on credit risk. The seller typically receives one or more pre-determined periodic payments from the other party. These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to one of the issuers referenced in the CDS.

•	Future Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

The Fund is subject to the Securities and Exchange Commission (“SEC”) “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), and commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in high yield securities contained in the underlying securities market and/or financial instruments that, in combination, should have similar characteristics.

Strategies Specific to the Access Flex Bear High Yield Fund

The Fund invests in money market instruments and derivatives that ProFund Advisors believes, in combination, should provide investment results that inversely correspond to the high yield market.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse exposure to the high yield market. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to

Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings ::	15

be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Credit Default Swaps (“CDSs”) — Bilateral financial contracts that transfer credit exposure between two parties. They may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds. One party to a CDS (the “buyer”) receives credit protection or sheds credit risk, whereas the other party (the “seller”) to a CDS is selling credit protection or taking on credit risk. The seller typically receives one or more pre-determined periodic payments from the other party. These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to one of the issuers referenced in the CDS.

•	Future Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

The Fund is subject to the SEC “names rule”, and commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in high yield securities contained in the underlying securities market and/or financial instruments that, in combination, should have similar characteristics.

Principal Risks Associated With the Use of Derivatives

The Funds use investment techniques that may be considered aggressive, including the use of futures contracts, options on future contracts, securities and indexes, options, forward contracts, swap agreements, and similar instruments. Because a Fund’s investments in financial instruments may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose a Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and high yield market, which may prevent a Fund from achieving its investment objective. The use of derivatives and aggressive investment techniques also exposes the Funds to risks different from, or possibly greater than, the risks associated with investing directly in the high yield market, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 2) the risk that an instrument is temporarily mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund. A Fund’s net asset value will change daily based on the performance of the high yield market or security which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are noted in each Fund description and described below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The Statement of Additional Information (“SAI”) contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to risks in addition to those identified as principal risks.

Active Investor Risk ProFund Advisors expects a significant portion of the assets invested in the Funds to come from professional money managers and investors who use the Funds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Funds may have a negative impact on a Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

CDS Risk While the Access Flex Bear High Yield Fund will normally be a net “buyer” of CDSs and while the Access Flex High Yield Fund will normally be a net “seller” of CDSs, at times the Access Flex Bear High Yield Fund may be a net “seller” and the Access Flex High Yield Fund may be a net “buyer” of CDSs. When the Access Flex High Yield Fund is a buyer of an unfunded CDS, upon the occurrence of a credit event, the counterparty to the Fund has an obligation to pay the par value of a defaulted reference obligation and take delivery from the Fund of such obligation. Since CDSs may be physically settled, the Access Flex High Yield Fund may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value. When the Access Flex Bear High Yield Fund is a net “seller” of an unfunded CDS, upon the occurrence of a credit event, the Access Flex Bear High Yield Fund has an obligation to pay the par value of a defaulted reference obligation and take delivery from the counterparty of such obligation. Since CDSs may be physically settled, the counterparty may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value. An active market may not exist for any of the CDSs in which a Fund invests or in the reference obligations subject to the CDSs. As a result, the Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired. Other risks of CDSs include the difficulties in valuing a CDS, lack of pricing transparency and the risk that the CDSs utilized by a Fund perform in a manner that does not correlate to the high yield bond markets (with respect to the Access Flex High Yield Fund) or does not correlate inversely to the high yield bond markets (with respect to the Access Flex Bear High Yield Fund) or performs in other ways that are not expected. A Fund’s positions in CDSs are also subject to

16	:: Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

counterparty risk, market risk and interest rate risk. Because certain CDSs involve many reference issuers and there are no limitations on the notional amount established for the CDSs, the Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified. A CDS may involve greater risks than investing directly in the underlying reference obligations. For example, a credit default swap may increase a Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the CDS. In addition, CDSs may be difficult to value depending on whether an active market exists for them. Investing in CDSs may be considered an aggressive investment technique.

Counterparty Risk A Fund will be subject to credit risk, as discussed below, with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in a Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, or may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

Debt Instrument Risk Each Fund may invest in debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors affecting debt securities. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in a Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. The Access Flex Bear High Yield Fund is inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as the Access Flex High Yield Fund.

Early Close/Late Close/Trading Halt Risk An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in a Fund being unable to buy or sell certain securities or derivatives. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk The Funds may invest in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent a Fund from achieving its goals. These factors include the effect of (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, particularly when currency hedging techniques are unavailable; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; and (viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to purchase or sell foreign investments at appropriate times.

A Fund’s ability to achieve its investment objectives also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, e.g., swap agreements with foreign counterparties, these factors may affect the Fund’s ability to achieve its investment objectives. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for

Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings ::	17

U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region. Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investment risk is higher.

High Yield Risk Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

Interest Rate Risk Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Access Flex Bear High Yield Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Inverse Correlation Risk (Access Flex Bear High Yield Fund only) Shareholders should lose money when the high yield market gains value — a result that is the opposite from results of investing in traditional high yield mutual funds.

Liquidity Risk In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Funds invest, a Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors.

Such a situation may prevent a Fund from limiting losses, realizing gains, or from achieving a high (or inverse) correlation with the total return of the high yield market.

Market Risk The Funds are subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk Each Fund is classified as non-diversified and has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk A Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Repurchase Agreement Risk A Fund may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk, described above. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Short Sales Risk (Access Flex Bear High Yield Fund only) Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Valuation Risk In certain circumstances, portfolio securities may be valued using techniques other than market quotations. See the discussion under “General Information” under “Calculating Share Prices.” The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In

18	:: Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a Fund which are not principal investment strategies of a Fund unless otherwise noted in the ProFund’s description of principal strategies.

>	Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and New York Shares (“NYSs”).

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ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

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GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

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A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and a part to be outstanding in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instruments are very similar. NYSs are used primarily by Dutch companies.

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Forwards Contracts are two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

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Investments in Other Investment Companies may be utilized by each Fund, including investments in exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the

Fund bears directly in connection with the Fund’s own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

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Leverage Investment Techniques (Access Flex Bear High Yield Fund only) include swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts and engaging in borrowing and may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a Fund. A Fund may also use particular leveraged investment techniques as part of a strategy designed to reduce, or “hedge,” exposure to other risks. For example, a Fund may use various strategies designed to limit the risk of price fluctuations of its portfolio and to preserve capital, which may include purchasing securities with respect to which the Fund has taken a short position. See Short Sales. Additional leveraged investment techniques may include the use of direct investment in equity securities or the use by a Fund of a customized basket of securities. Note, however, that use of hedging techniques may involve additional costs and risks to a Fund. For example, the successful use of hedging techniques may be adversely affected by imperfect correlation between movements in the price of the securities purchased to hedge and the securities being sold short.

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Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

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Options on Securities and Stock Indexes and Investments Covering such Positions Option contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.

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Repurchase Agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the ProFunds as a short-term investment vehicle for cash positions.

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Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings ::	19
>

Short Sales The Access Flex Bear High Yield Fund also may engage in short transactions with respect to equity securities (including shares of exchange-traded funds) to the extent permitted by the 1940 Act. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Access Flex Bear High Yield Fund also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

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Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change their return patterns. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

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U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

A Precautionary Note Regarding Regulatory Initiatives

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action.

The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including Financial Instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because many provisions in the Dodd-Frank Act must be implemented through future rule-makings, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds, but it is expected that swap dealers, major market participants and swap counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI and on the Funds’ website at profunds.com.

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21

Fund Management

22	:: Fund Management

Board Of Trustees And Officers

The Funds’ Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the Funds.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to the Funds and provides management services to the Funds. ProFund Advisors has served as the investment adviser and management services provider since the Funds’ inception in 2004. ProFund Advisors oversees the investment and reinvestment of the assets in each Fund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each Fund. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the Funds is available in the Funds’ annual report to shareholders dated October 31, 2010. Effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and Access One Funds be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended October 31, 2010, no Fund’s annual investment advisory fee was subject to such reductions. During the year ended October 31, 2010, each Fund for which the Advisor served as investment adviser paid the Advisor fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Access Flex High Yield Fund	0.75%
Access Flex Bear High Yield Fund	0.74%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. He co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

Portfolio Management

Each Fund is managed by an investment team overseen by Todd Johnson and Howard S. Rubin.

Todd Johnson, ProFund Advisors — Chief Investment Officer since December 2008. ProShare Advisors — Chief Investment Officer since December 2008. World Asset Management — Managing Director and Chief Investment Officer from 1994 to November 2008.

Howard S. Rubin CFA, ProFund Advisors — Director of Portfolio Management since December 2009 and Senior Portfolio Manager from November 2004 through November 2009. ProShare Advisors — Director of Portfolio Management since December 2009 and Senior Portfolio Manager from December 2007 through November 2009. Mr. Rubin earned a B.S. in Economics from the Wharton School, University of Pennsylvania and an M.S. in Finance from The George Washington University. Mr. Rubin is a holder of the right to use the Chartered Financial Analyst (CFA) designation.

The following individuals have responsibility for the day-to-day management of the Funds as set forth in the summary section relating to each Fund.

Jeffrey Ploshnick, ProFund Advisors — Senior Portfolio Manager since May 2007 and Portfolio Manager from February 2001 — April 2007. ProShare Advisors — Senior Portfolio Manager since December 1, 2009.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by each Portfolio Manager and their ownership of the Access One Funds and ProFunds.

Other Service Providers

ProFunds Distributors, Inc., (the “Distributor”) located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 acts as the distributor of Fund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the Funds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the Funds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of the Funds for such services. During the year ended October 31, 2010, each Fund for which the Advisor served as investment adviser paid the Advisor fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Access Flex High Yield Fund	0.15%
Access Flex Bear High Yield Fund	0.15%

23

General Information

24	:: General Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value (“NAV”) per share next determined after your transaction request is received by the transfer agent in good order (i.e., required forms are complete and, in the case of a purchase, correct payment is received). Each Fund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

Each Fund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for any day during which the bond markets are closed and the NYSE is open (currently expected to be Columbus Day and Veterans’ Day).

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a Fund is open for business. If the exchange or market on which a Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

Securities Industry and Financial Markets Association’s (“SIFMA”) Proposed Early Close Schedule: On the following days in 2011 and 2012, SIFMA has recommended that the bond markets i) close on April 22, 2011, May 30, 2011, July 4, 2011, September 5, 2011, October 10, 2011, November 11, 2011, November 24, 2011, December 26, 2011, January 2, 2012, January 16, 2012 and February 20, 2012; and ii) close early at 2:00 p.m. (Eastern time) on April 21, 2011, May 27, 2011, November 25, 2011, December 23, 2011 and December 30, 2011. SIFMA may announce changes to this schedule or other early close dates from time to time. A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor on such days, at the cut-off time.

Each Fund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV.

If market quotations are not readily available, an investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation procedures involve the risk that a Fund’s valuation of an investment may be higher or lower than the price the investment might actually command if the Fund sold it. See “Valuation Risk” in this Prospectus and the Funds’ SAI for more details.

Dividends and Distributions

At least annually, each of the Funds intends to declare and distribute to shareholders all of the year’s net investment income and net capital gains, if any:

	Dividends		Capital Gains

Fund	Accrued	Paid	Paid
Access Flex High Yield Fund	Quarterly	Quarterly	Annually
Access Flex Bear High Yield Fund	Annually	Annually	Annually

The Funds do not announce dividend distribution dates in advance. Certain investment strategies employed by the Funds may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. The Funds may declare additional capital gains distributions during a year. A Fund will reinvest distributions in additional shares of that Fund unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)). By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

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If a shareholder elects to receive distributions by check or wire, each Fund will, nonetheless, automatically reinvest such distributions in additional shares of the Fund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another Fund regardless of amount.

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Any dividend or distribution check, which has been returned, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the Fund from which such distribution was paid or, if the account is closed or only the Money Market ProFund is open, the funds will be reinvested into the Money Market ProFund (information about the Money Market ProFund is contained in a separate prospectus which may be obtained by calling (888) 776-5717 or (240) 497-6552); and

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Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the Fund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

General Information ::	25

Tax Consequences

The following information is a general summary of the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences. Please see “Taxation” in the Statement of Additional Information for more information.

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Each Fund intends to qualify as a “regulated investment company” for federal income tax purposes. As such, the Funds do not ordinarily pay federal income tax on net investment income and net realized capital gains that they timely distribute to shareholders. In order for a Fund to qualify for taxation as a regulated investment company, it must meet certain tests with respect to the sources and types of its income, the nature and diversification its assets, and the timing and amount of its distributions to shareholders.

>	The Funds expect to distribute all or substantially all of their net investment income and capital gains to shareholders every year or more often if in the best interest of the Fund shareholders.

>	Distributions of investment income are generally taxed to a shareholder as ordinary income.

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Whether a distribution of capital gains by a Fund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long the Fund owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the Fund.

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Distributions of capital gains from investments that a Fund owned (or is treated as having owned) for more than 12 months and that are properly reported by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of capital gains from investments that a Fund owned (or is treated as having owned) for 12 months or less and gains on the sale of bonds characterized as market discount will be taxable to shareholders as ordinary income.

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For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and Fund level. As of the date of this Prospectus, it is currently unclear whether the special tax treatment of qualified dividend income will be extended to taxable years beginning on or after January 1, 2013. The Funds do not expect a significant portion of their distributions to be derived from or reported as qualified dividend income.

>	Shareholders will generally be subject to tax on Fund distributions regardless of whether they receive cash or choose to have the distributions and dividends reinvested.

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Distributions are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s purchase of the Fund shares (which income or gains were thus included in the price paid for the Fund shares).

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Dividends declared by the Funds in October, November or December of one year and paid in January of the next year will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

>	If shareholders redeem their Fund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Shareholder transactions in a Fund’s shares resulting in gain from selling shares held for more than one year generally are taxed at long-term capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

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If shareholders exchange shares of one Fund for shares of a different Fund, this will be treated as a sale of the Fund’s shares and any gain on the transaction will generally be subject to federal income tax.

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Long-term capital gain rates applicable to individuals have been reduced — in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013. As of the date of this Prospectus, it is currently unclear whether these long-term capital gain rates will be extended to taxable years beginning on or after January 1, 2013.

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Income and gains from investments in securities of foreign issuers, if any, may be subject to foreign withholding or other taxes. In such cases, a Fund’s yield on those securities would decrease. Shareholders generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of income and may affect the timing or amount of a Fund’s distributions.

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A Fund’s investment in certain debt instruments and a Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code (“the Code”).

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A Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions. In addition, because the U.S. tax rules applicable to derivatives are complex and uncertain in various respects, an adverse determination or future Internal Revenue Service (“IRS”) guidance with respect to these rules may affect whether a Fund has made distributions in an amount sufficient, and otherwise satisfied the relevant requirements, to maintain qualification as a regulated investment company and avoid a fund-level tax.

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Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

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The Funds may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable through December 31, 2012 to shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. After December 31, 2012 the backup withholding tax rate will be 31% unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any

26	:: General Information
amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of a Fund beginning before January 1, 2012, a Fund generally is not required to withhold any amounts with respect to dividends of (i) U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the Fund. As of the date of this Prospectus, it is unclear whether Congress will extend these withholding tax exemptions for taxable years beginning on or after January 1, 2012. A Fund may opt not to separately report the portion of its distributions that would be eligible for these withholding tax exemptions.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, it is recommended that shareholders consult their own tax advisors about the federal, state, local and foreign tax consequences of investing in the Funds.

27

Shareholder Services Guide

28	:: Shareholder Services Guide

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
Please note: Purchases must be made according to the transaction cut-off times stated within the Shareholder Services Guide.
Fund Minimums (all account types)	The minimum initial investment* amounts are: > $5,000 for accounts that list a financial professional. > $15,000 for self-directed accounts.	Not Applicable.
Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Complete an investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the Fund and the purchase amount.

By Mail	Step 2: Make your check payable to the Fund. Write the name of the Fund and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: Access One Trust • P.O. Box 182800 • Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: Access One Trust • P.O. Box 182800 • Columbus, OH 43218-2800
By Phone via Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Call Access One Trust to inform us of:

>    your account number,

>    the amount to be wired

>    the Fund in which you wish to invest.

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from Access One Trust).

>    bank wire instructions

	Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718.	Step 2: Contact your bank to initiate your wire transfer.

Step 3:

Call the Fund at (888) 776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund), and

>    bank wire instructions.

Step 4: Call your bank to initiate a wire transfer.
Step 5 : Send the original, signed New Account Form to: Access One Trust • P.O. Box 182800 • Columbus, OH 43218-2800
	Step 1: Complete a New Account Form (see “Completing your New Account Form”).	Step 1: Establish Bank instructions on your account by completing a Bank Authorization Form (if not already established).
By Phone via ACH	Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718.

Step 2:

Call Access One Trust to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount, and

>    the Fund(s) in which you wish to invest.

You will be provided a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Trust). Please note the maximum ACH purchase is $50,000.

Shareholder Services Guide ::	29

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES

Step 3:

Call the Fund at (888) 776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number.

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund).

Please note the maximum ACH purchase is $50,000.

By Internet via ACH	Step 1: Go to profunds.com	Step 1: Go to profunds.com
	Step 2: Click on the “Open Account” Button.	Step 2: Click on the “Access Account” Button.
	Step 3: Complete an on-line New Account Form.	Step 3: Enter User Name and Password
	Step 4: Follow instructions for making a purchase.	Step 4: Follow transaction instructions for making a purchase.
Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

*	Under certain circumstances, the Funds may waive minimum initial investment amounts.

You may exchange or redeem shares using any of the following methods.	HOW TO EXCHANGE OR REDEEM SHARES
By Mail

Send a signed letter to:

Access One Trust

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request (see “Exchanging Shares”)

The Funds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” or call the Funds for additional information.

By Telephone

Individual Investors:

(888) 776-3637 or (614) 470-8122

Financial Professionals and Institutions:

(888) 776-5717 or (240) 497-6552

Interactive Voice Response System (IVR):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

profunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. Your transaction is not effective until you have received a confirmation number from the Fund.

Through a Financial Professional	Contact your financial professional with your instructions.

CONTACT INFORMATION
Telephone:	Individual Investors: (888) 776-3637 or (614) 470-8122 Financial Professionals and Institutions: (888) 776-5717 or (240) 497-6552
Fax:	(800) 782-4797 (toll-free) or (614) 470-8718
Internet:	profunds.com
Regular mail:	Access One Trust P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail:	Access One Trust c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

Opening a New Account

The Funds each offer two classes of shares in this Prospectus: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through the Distributor or through authorized financial professionals (“Authorized Financial Professionals”). Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not applicable to Investor Class Shares. There is a separate New Account Form for each class of shares. Please ensure you have the correct New Account Form before completing

30	:: Shareholder Services Guide

it. Each Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Fund Accounts

To open a Fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact the Funds to request a New Account Form or download a New Account Form from the Funds’ Internet website. For guidelines to help you complete the Form, see the instructions below. You may also open a new account on-line. Go to profunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded through ACH, or by check. For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) are available. Please visit profunds.com or contact the Trust for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived and/or the Advisor may pay the fee in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, the Trust does not sponsor these plans nor does the Trust provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in the Funds.

Completing Your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

>	Attach the trust documents when establishing a trust account. Contact the Fund for specific requirements.

>

When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified corporate resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (the Funds do not accept P.O. Box —  only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by the Funds and/or their agents to verify the identity of the persons opening an account. If this information is not provided, the Funds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with the requirements under anti-money laundering regulations. In addition, transaction orders, including orders for purchases, exchanges and redemptions may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

Purchasing Shares

You have the option to send purchase orders by mail or Internet and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

Each Fund prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire, check or ACH (as applicable) received by stated cut-off times, and for new accounts, a properly completed New Account Form. The Funds cannot accept wire or ACH purchases on bank holidays. The Funds and the Funds’ Distributor may reject any purchase request for any reason.

Important Information You Should Know When You Purchase Shares:

>

Instructions, written or by telephone, given to the Fund for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by the Fund. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted the Fund and received a confirmation number, and (iii) the Fund receives and accepts your wire during the Fund’s wire processing times noted in the chart under “Transaction Cut-Off Times”.

>	Although the Funds do not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

>	Any New Account Form, check or wire order received that does not designate a specific Fund will be used to purchase shares

(i) in the Fund in your existing account if you have an investment in only one Fund, or (ii) in Investor Class or Service Class Shares, as applicable, of the Money Market ProFund, if you are initially opening an account or have more than one Fund investment. Neither the Funds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, to an existing active Fund account. The Funds are not responsible for transfer errors by sending or receiving bank and will not be liable for any loss incurred due to a wire transfer or ACH not having been received. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to the Funds will be automatically deposited upon receipt at our administrative office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

A Fund will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or if your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. The Fund (or its agents) have the

Shareholder Services Guide ::	31
authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the Fund.

>	The Trust may reject or cancel any purchase orders for any reason.

>	The minimum for initial purchases may be waived in certain circumstances.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class shares of either Fund for Investor or Service Class shares of any publicly available series of Access One Trust (the “Trust”) (each an “Access One Fund”) or ProFunds (each, a “ProFund”) (information about ProFunds is contained in a separate prospectus which may be obtained by calling (888) 776-5717 or (240) 497-6552). Exchange requests, like any other share transaction, are subject to the Funds’ transaction cut-off times described under “Transaction Cut-Off Times.”

The Funds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request.

>	the number of shares, percentage, or the dollar value of the shares you wish to exchange.

>	the share class and name of the Access One Fund or ProFund that you are exchanging into.

Please note that the transaction cut-off times of one Fund may differ from those of another Fund. In an exchange between funds with different cut-off times, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the Fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can also perform exchanges by mail and on-line at profunds.com.

Important Information You Should Know When You Exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

>

None of the Funds, the Funds’ Distributor nor the Funds’ transfer agent are required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the fund from which you are exchanging.

>

The redemption and purchase will be processed at the next calculated NAVs of the Funds and the Access One Fund or ProFund that you are exchanging into after your exchange request is received in good order.

>	The exchange privilege may be modified or discontinued at any time.
>	Before exchanging into an Access One Fund or ProFund, please read the Fund’s prospectus.

>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

The Funds will need the following information to process your redemption request:

>	name(s) of account owners;

>	account number(s);

>	your daytime telephone number;

>	the dollar amount, percentage or number of shares being redeemed; and

>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

>	By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

>

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. The Funds may charge a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call the Fund.

>

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by the Funds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call the Fund.

Important Information You Should Know When You Sell Shares:

>	Fund shareholders in non retirement accounts automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.

>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your Fund account, you must make the request in writing. The signatures of registered owners must be guaranteed (see “Signature Guarantees”).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your Fund position open.

>	A Fund normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check,

32	:: Shareholder Services Guide

ACH or through a Fund’s automatic investment plan, the Fund may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call the Fund to request a retirement account distribution form or download the form from the Fund’s website.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the SEC; (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of a Fund’s investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with the Funds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, each Fund reserves the right to modify its minimum account requirements at any time with or without prior notice.

Each Fund reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your account balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the Fund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your Fund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by the Fund’s transfer agent, distributor, or financial intermediary designated by Access One Trust as an authorized agent. Transaction orders must be received in good order by the Fund’s transfer agent or distributor before the cut-off times detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e., the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below. The following are transaction cut-off times for the Funds.

Method	Normal Cut-Off Time (Eastern Time)*	Additional Transaction Information (Eastern Time)*
By Mail	4:00 p.m.
By Telephone, Wire, Internet and Interactive Voice Response System (“IVR”)	3:00 p.m.	The Funds accept all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.

*	On certain days before or after a NYSE holiday, SIFMA may recommend that the bond markets close early. On such days, the Funds will cease taking transactions 1 hour prior to the close of the open auction of the 30-year U.S. Treasury Bond futures. On most such days the open auction 30-year U.S. Treasury Bond futures close at 1:00 p.m. ET, which would result in an 12:00 p.m. ET Fund cut-off time.

Signature Guarantees

Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

>	Your account address has changed within the last 10 business days.

>	A check is being mailed to an address different than the one on your account.

>	A check or wire is being made payable to someone other than the account owner.

>	Redemption proceeds are being transferred to an account with a different registration.

>

A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your account with the Fund or the bank account has been established within the previous 10 business days.

>	Other unusual situations as determined by the Fund’s transfer agent.

The Funds reserve the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Funds reserve the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. Neither the Funds, the Funds’ Distributor nor the Funds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes. For transactions over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call the Fund for instructions.

Shareholder Services Guide ::	33

During periods of heavy market activity or other times, it may be difficult to reach the Funds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The Funds may terminate the receipt of purchase, redemption or exchange orders by telephone or the Internet at any time, in which case you may purchase, redeem or exchange shares by other means.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a Fund, some transactions may be processed while others may not. This may result in Fund positions that you did not anticipate. Neither the Funds, the Funds’ transfer agent nor the Funds’ Distributor will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to a Fund, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned, the proceeds will be deposited into the shareholder’s account from which the redemption was sent.

Frequent Purchases and Redemptions of Fund Shares

It is the general policy of the Funds to permit frequent purchases and redemptions of the Fund shares. The Funds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of Fund shares. Notwithstanding the provisions of this policy, the Trust may reject any purchase request for any reason.

As noted under “Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Other Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs of the Funds and generating greater tax liabilities for public shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Additional Shareholder Services

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Shareholders with Fund accounts will receive quarterly statements showing the market value of their Fund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Delivery Program — Paperfree™”.

Tax Statements

Each year, the Funds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and some other retirement plans sponsored by the Trust. Normally, in February of each year, the Funds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Electronic Document Delivery Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFree™, the Trust’s electronic document delivery service. You may also choose to receive your prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on the Trust’s Internet website. You may elect the PaperFree service by completing the appropriate section on the New Account Form. The Trust will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on the Funds’ behalf. Such purchase and redemptions orders will be deemed to have been received by the Fund at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify transaction order cut-off times and different share transaction policies and limitations, including limitations on the numbers of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the Fund may use broker dealers who sell Fund shares to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of record keeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each Fund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

34	:: Shareholder Services Guide

Distribution and Service (12b-1) Fees – Service Class

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees, the Funds may pay broker dealers (including the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals (“Authorized Firms”), a fee as compensation for service and distribution related activities and/or shareholder services.

Under the Plan, the Service Class Shares may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 0.75%, on an annualized basis, of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities. In addition, under the Plan, the Funds may pay up to 0.25% of each Fund’s average daily net assets attributable to Service Class Shares as compensation for shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

The Distributor may pay all or any portion of the fee paid pursuant to the Plan (the “Distribution/Service Fee”) to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Service Class Shares, or for providing personal services to investors in Service Class Shares and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution/Service Fee as compensation for the Distributor’s services as principal underwriter of the Service Class Shares of the Funds.

Payments to Financial Firms

The Advisor or other service providers may utilize their own resources to finance distribution or service activities on behalf of the Funds, including compensating the Distributor and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the Funds contained in this Prospectus.

In addition, the Distributor and the Advisor may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. The Distributor and the Advisor may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Funds, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor or the Advisor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of an Access One Fund, all other Access One Funds, other funds sponsored by the Advisor and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Access One Funds and the quality of the financial firm’s relationship with the Distributor or the Advisor. The additional payments described above are made at the Distributor’s or the Advisor’s expense, as applicable. These payments may be made, at the discretion of the Distributor or the Advisor to some of the financial firms that have sold the greatest amounts of shares of the Access One Funds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and the Advisor visit financial firms on a regular basis to educate financial advisors about the Access One Funds and to encourage the sale of Access One Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than the Access One Funds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Access One Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about the payments made by the Distributor or Advisor to financial firms, please see the SAI.

35

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

The following tables are intended to help you understand the financial history of each Access One Fund for the past five years.

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information for the fiscal year ended October 31, 2010 has been derived from information audited by KPMG LLP, whose report, along with the financial statements of the Funds for the period ended October 31, 2010, appears in the Annual Report of the Trust, which is available upon request. Information for the periods ended October 31, 2009 and prior was audited by other registered independent public accountants.

36	:: Financial Highlights

Access One Trust Financial Highlights  FOR THE PERIODS ENDED OCTOBER 31

Selected data for a share of benefical interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	In Excess of Net Investment Income	Return of Capital	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Gross Expenses (b)	Net Expenses (b)		Net Investment Income (Loss) (b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (c)

Access Flex High Yield Fund
Investor Class
Year Ended October 31, 2010	$24.61	(0.19)	5.68	5.49	—	(0.77)	—	—	(0.77)	$29.33	22.65%	1.54%	1.54%		(0.69)%	$311,782	1,858%

Year Ended October 31, 2009	$23.91	(0.16)	2.80 (d)	2.64	—	(1.94)	—	—	(1.94)	$24.61	12.13%	1.59%	1.59%		(0.71)%	$33,933	2,367%

Year Ended October 31, 2008	$28.74	0.35	(2.50)	(2.15)	(1.00)	(1.68)	—	—	(2.68)	$23.91	(8.05)%	1.59%	1.59	%(e)	1.24%	$18,944	3,080%

Year Ended October 31, 2007	$28.66	0.90	0.69	1.59	(0.88)	(0.63)	—	—	(1.51)	$28.74	5.65%	1.52%	1.52%		3.12%	$24,785	1,757%

Year Ended October 31, 2006	$29.37	0.80	2.03	2.83	(1.41)	(1.64)	(0.02)	(0.47)	(3.54)	$28.66	10.30%	1.72%	1.72%		2.80%	$66,787	1,900%

Service Class
Year Ended October 31, 2010	$24.76	(0.46)	5.73	5.27	—	(0.66)	—	—	(0.66)	$29.37	21.51%	2.54%	2.54%		(1.69)%	$10,952	1,858%

Year Ended October 31, 2009	$24.04	(0.38)	2.82 (d)	2.44	—	(1.72)	—	—	(1.72)	$24.76	11.04%	2.59%	2.59%		(1.71)%	$8,997	2,367%

Year Ended October 31, 2008	$28.74	0.07	(2.51)	(2.44)	(0.85)	(1.41)	—	—	(2.26)	$24.04	(8.96)%	2.59%	2.59	%(e)	0.24%	$1,643	3,080%

Year Ended October 31, 2007	$28.72	0.61	0.69	1.30	(0.75)	(0.53)	—	—	(1.28)	$28.74	4.62%	2.52%	2.52%		2.12%	$5,723	1,757%

Year Ended October 31, 2006	$29.27	0.51	2.22	2.73	(1.28)	(1.51)	(0.02)	(0.47)	(3.28)	$28.72	9.99%	2.72%	2.72%		1.80%	$9,363	1,900%

Access Flex Bear High Yield Fund
Investor Class
Year Ended October 31, 2010	$22.99	(0.34)	(5.37)	(5.71)	—	—	—	—	—	$17.28	(24.79)%	1.70%	1.68%		(1.61)%	$5,534	650	%(f)

Year Ended October 31, 2009	$28.56	(0.47)	(5.10)	(5.57)	—	—	—	—	—	$22.99	(19.50)%	1.83%	1.83%		(1.74)%	$137,283	—

Year Ended October 31, 2008	$27.45	0.33	1.81	2.14	(0.30)	(0.73)	—	—	(1.03)	$28.56	8.11%	1.54%	1.54%		1.24%	$49,847	—

Year Ended October 31, 2007	$27.33	1.02	(0.90)	0.12	—	—	—	—	—	$27.45	0.44%	1.43%	1.43%		3.70%	$129,159	—

Year Ended October 31, 2006	$28.75	0.90	(2.32)	(1.42)	—	—	—	—	—	$27.33	(4.94)%	1.57%	1.57%		3.18%	$87,950	—

Service Class
Year Ended October 31, 2010	$22.13	(0.54)	(5.12)	(5.66)	—	—	—	—	—	$16.47	(25.56)%	2.70%	2.68%		(2.61)%	$165	650	%(f)

Year Ended October 31, 2009	$27.78	(0.73)	(4.92)	(5.65)	—	—	—	—	—	$22.13	(20.30)%	2.83%	2.83%		(2.74)%	$3,440	—

Year Ended October 31, 2008	$26.74	0.07	1.77	1.84	(0.24)	(0.56)	—	—	(0.80)	$27.78	7.09%	2.54%	2.54%		0.24%	$1,808	—

Year Ended October 31, 2007	$26.88	0.75	(0.89)	(0.14)	—	—	—	—	—	$26.74	(0.52)%	2.43%	2.43%		2.70%	$13,015	—

Year Ended October 31, 2006	$28.57	0.62	(2.31)	(1.69)	—	—	—	—	—	$26.88	(5.92)%	2.57%	2.57%		2.18%	$11,458	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.58% and 2.58% for the Investor Class and Service Class shares, respectively, for the year ended October 31, 2008.

(f)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

P.O. Box 182800

Columbus, OH 43218-2800

Additional information about certain investments of the Access One Funds (“Funds”) is available in the annual and semi-annual reports to shareholders of the Funds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the Funds in their current Statement of Additional Information (“SAI”), dated February 28, 2011, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI, annual and semi-annual reports are available, free of charge, on-line at profunds.com. You may also receive a free copy of the SAI or the annual or semi-annual reports or make inquiries to the Funds by writing us at the address set forth below or calling us toll-free at the appropriate telephone number set forth below.

Access One Trust

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: profunds.com

You can find reports and other information about the Funds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090

ProFunds and the Bull & Bear design are trademarks of ProFund Advisors LLC and licensed for use.

Access One Funds are distributed by ProFunds Distributors, Inc.

ProFunds Executive Offices	Investment Company Act File No. 811-21634
Bethesda, MD	Flex HYI+S0211

ACCESS ONE TRUST

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2011

TICKER
Access Flex High Yield Fund
Investor Class	FYAIX
Service Class	FYASX
Access Flex Bear High Yield Fund
Investor Class	AFBIX
Service Class	AFBSX

3435 Stelzer Road

Columbus, Ohio 43219

PHONE: 1-888-776-3637 For Individual Investors Only

1-888-776-5717 For Institutions and Financial Professionals Only

This Statement of Additional Information (“SAI”) describes the Access Flex High Yield Fund and the Access Flex Bear High Yield Fund (each, a “Fund,” and, collectively, the “Funds”), each a series of Access One Trust, a Delaware statutory trust (the “Trust”).

This SAI is not a prospectus. The Access Flex High Yield Fund and the Access Flex Bear High Yield Fund offer two classes of shares: Investor Class shares and Service Class shares. This SAI should be read in conjunction with the Prospectus of Access Flex High Yield Fund and Access Flex Bear High Yield Fund dated February 28, 2011 (the “Prospectus”), which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus is available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at profunds.com. The financial statements and related report of the Independent Registered Public Accounting Firm are included in the Funds’ Annual Report for the fiscal year ended October 31, 2010, which have been filed with the U.S. Securities and Exchange Commission and are incorporated by reference into this SAI. A copy of the Funds’ Annual Report is available, without charge, upon request to the address above or by telephone at the numbers above.

ACCESS ONE TRUST

Description of Trust

The Trust is a Delaware statutory trust organized on July 29, 2004 and is registered with the Securities and Exchange Commission (“SEC” or “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of six separate series: Access Flex High Yield Fund, Access Flex Bear High Yield Fund, Access Commodity Fund, Access Bear Commodity Fund, Access VP High Yield Fund and Access VP Bear High Yield Fund. Two series, the Access Flex High Yield Fund and the Access Flex Bear High Yield Fund (each with respect to Investor Class and Service Class Shares) (each a “Fund”, together the “Funds”), are discussed herein. Other series may be added in the future. The Funds are classified as non-diversified management investment companies. The investments made by the Funds and the results achieved by the Funds at any given time may not be the same as those made by other mutual funds for which ProFund Advisors LLC (the “Advisor”) acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the Funds.

General Information

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the Funds. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment restrictions of the Funds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of the Funds, as defined in the 1940 Act. The investment objectives and all other investment policies of the Funds not specified as fundamental may be changed by the Board of Trustees of the Funds (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

The investment techniques and strategies of the Funds discussed below may be used by a Fund if, in the opinion of the Advisor, these techniques or strategies will be advantageous to the Funds. Investing in the Funds involves special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the Funds to determine whether an investment is appropriate. Investment in a Fund alone does not constitute a balanced investment plan. The Funds are not intended for investors whose principal objective is current income or preservation of capital. A Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. Because of the inherent risks in any investment, there is no assurance that any of these techniques or strategies listed below or any of the other methods of investment available to a Fund will result in the achievement of the Fund’s objective. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate a Fund at a time which may not be an opportune time for shareholders.

The Advisor expects that the assets invested in the Funds will come from professional money managers who may all use similar technical models as part of an active trading strategy. This may result in large fluctuations in assets under management, which may have a negative impact on performance by concentrating transaction costs on certain days or over certain periods.

For purposes of this SAI, the word “invest” refers to a Fund’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct investments and indirect investments in securities and other instruments. For example, the Funds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those of the underlying securities or instruments.

Name Policies

The Funds have adopted non-fundamental investment policies to commit to invest at least 80% of their assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in high yield securities contained in the underlying securities market and/or financial instruments that, in combination, should have similar characteristics. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in these 80% investment policies.

INVESTMENTS, TECHNIQUES AND RISKS

Additional information concerning the characteristics of the permissible investments and techniques the Funds may employ is set forth below. Because the Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market consistent with maintaining reasonable liquidity, the Fund’s utilization of or exposure to the investments, techniques and risks described below will generally be the opposite of that for a traditional high yield mutual fund.

Swap Agreements. The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity. The Access Flex High Yield Fund will primarily employ credit default swaps in order to obtain high yield exposure. The Fund may also enter into options on swap agreements (swap options).

The Access Flex Bear High Yield Fund will primarily employ credit default swaps in order to obtain inverse high yield exposure. The Access Flex Bear High Yield Fund may also enter into interest rate, index, total return, and equity swap agreements. The Access Flex Bear High Yield Fund may also enter into options on swap agreements (swap options).

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). The Access Flex High Yield Fund is usually a net seller of CDSs and the Access Flex Bear High Yield Fund is usually a net buyer of CDSs. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swap options.

Certain swap agreements entered into by the Funds (but generally not CDSs) would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Other swap agreements, such as CDSs, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Access Flex High Yield Fund and the Access Flex Bear High Yield Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where either Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS.

Swap Agreements with terms greater than seven days may be considered to be illiquid for the purposes of the Fund’s illiquid investment limitation. A Fund will not enter into any swap agreements unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, the Funds will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Funds’ rights as a creditor. The Funds will only enter into swap agreements with counterparties that meet the Funds’ standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, the Fund will become obligated, upon exercise of the option, to the terms of the underlying agreement.

The swaps market is a relatively new market and is largely unregulated. Most swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

As noted above, a Fund may enter into CDSs for investment purposes. Access Flex High Yield Fund will normally be a seller of CDSs. If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

The Access Flex Bear High Yield Fund will normally be a buyer of CDSs (also referred to as a buyer of protection or a seller of risk, or a seller of the reference security or group of securities). If a Fund is a buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. The Access Flex Bear High Yield Fund expects to buy CDSs with multiple reference issuers, in which case payments and settlements in respect of any defaulting reference issuer would typically be dealt with separately from the other reference issuers.

The Funds may enter into interest rate swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

The use of CDSs and interest rate swaps, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Funds may enter into total return swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

The Funds may enter into equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain long or short equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce, or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectus and SAI), swap agreements are generally valued by the Funds at market value. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

In the normal course of business, a Fund enters into ISDA agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund’s ISDA agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

Structured Notes. Structured notes are securities that are collateralized by one or more CDSs on corporate credits. The Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note will default or become bankrupt. A Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on CDSs (e.g., credit-linked securities), a Fund is also subject to the credit risk of the corporate credits underlying the CDSs. If one of the underlying corporate credits defaults, a Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

The collateral for a structured note may be one or more CDSs, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with CDSs.

Below Investment Grade Securities. As noted in the Prospectus, each Fund may invest significantly in or seek exposure to below investment grade, high yield, fixed income securities (commonly referred to as “junk bonds”) or derivatives of such securities. Below investment grade securities generally reflect a greater possibility that adverse changes in the financial condition of the issuer and/or in general economic conditions may impair the ability of the issuer to make timely payments of interest and principal. In addition, because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired. Issuers of below investment grade securities may not have the more traditional methods of financing available to them. Some below investment grade securities are unsecured or subordinate to the prior payment of senior indebtedness. For these reasons, among others, the risk of default or failure to timely pay interest and principal payments is significantly greater for below investment grade securities. Failure of a Fund to receive interest and principal payments from its portfolio of fixed income securities will affect the Fund’s income and ability to meet its investment objective.

The Access Flex Bear High Yield Fund will seek inverse exposure to below investment grade, high yield, fixed income securities or derivatives of such securities. The Access Flex Bear High Yield Fund’s inverse exposure to below investment grade securities will generally cause the Fund to lose value when conditions are favorable or neutral for these securities. The Access Flex Bear High Yield Fund will generally benefit when conditions are adverse for these securities or when there is a default event. These results are opposite that of most high yield funds.

The inability or perceived inability of issuers to make timely payments of interest and principal can make the values of below investment grade securities held by the Fund more volatile and can limit the Fund’s ability to sell such securities at prices approximating the values the Fund has placed on such securities. In addition, the absence of a liquid trading market for below investment grade securities held by the Fund may make it difficult for the Fund to establish the fair value of the securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer’s current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by the nationally recognized securities rating organizations (“NRSROs”) do not necessarily reflect an assessment of the volatility of a security’s market value or liquidity. See Appendix A of this SAI for a summary of the NRSROs’ ratings.

The value of below investment grade securities, like other fixed income securities, fluctuates in response to changes in the interest rates. A decrease in interest rates will generally result in a decrease in the value of Access Flex Bear High Yield Fund’s investments, while an increase in interest rates will generally result in an increase in the value of the Fund’s investments. Below investment grade securities can also be affected, sometimes to a greater extent than other fixed income investments, by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the value of fixed income securities such as below investment grade securities.

Corporate Bonds. The Access Flex Bear High Yield Fund may seek inverse exposure to, and the Access Flex High Yield Fund may invest in, corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection generally will not be dependent on independent credit analysis or fundamental analysis performed by the Advisor. The Access Flex Bear High Yield Fund may seek inverse exposure to, and the Access Flex High Yield Fund may invest in, all grades of corporate securities including junk bonds, as discussed above.

Collateralized Debt Obligations. The Access Flex High Yield Fund may invest in collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. In a typical CDO investment, a Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures, and swaps. The cash flows generated by the collateral are used to pay interest and principal to a Fund. CDOs are structured into tranches, and the payments allocated such that each tranche has a predictable cash flow stream and average life.

The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO’s underlying obligations may not be authorized investments for the Fund.

In addition, a CDO is a derivative, and is subject to credit, liquidity, and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to a fund.

The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that a fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Convertible Securities. The Access Flex High Yield Fund may invest directly or indirectly in convertible securities. The Access Flex Bear High Yield Fund may seek inverse exposure to convertible securities. A convertible security is a bond, debenture, note, preferred stock, warrant, or other security that may be converted into or exchanged for either: (1) a prescribed amount of common stock or other security of the same or different issuer; or (2) cash within a particular time period at a specified price or formula. A convertible security generally entitles the holder to receive interest on debt securities or dividends on equity securities until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities ordinarily provide a stream of income with generally higher yields than those of ordinary common stock of the same or similar issuer. Convertible securities generally have characteristics similar to both debt and equity securities. The value of the convertible securities generally tends to decline as interest rates rise and tends to fluctuate with the market value of the underlying equity securities due to the conversion feature. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. A Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

The Funds may invest in convertible securities that have a mandatory conversion feature. A convertible security with a mandatory conversion feature automatically converts into stock or other equity securities at the option of the issuer or at a specified date and a specified conversion ratio. Since conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying stock or equity security at times when the value of the underlying security has declined substantially. Convertible securities, particularly securities with a mandatory conversion feature, may be less liquid than other types of investments or illiquid. In such cases, a Fund may not be able to dispose of the convertible security in a timely fashion or at a fair price, which could result in a loss to the Fund.

Equity Securities. The Access Flex High Yield Fund may invest in or seek exposure to equity securities, while the Access Flex Bear High Yield Fund may invest in or seek inverse exposure to equity securities. The market price of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. It may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Funds are particularly sensitive to these market risks.

Foreign Securities. The Funds may invest in securities traded principally outside the United States or in foreign issuers (together, “foreign securities”), while the Access Flex Bear High Yield Fund may seek inverse exposure to such securities. Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in foreign securities. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and securities markets are less liquid, and may be more volatile, than comparable domestic government securities, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A Fund may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure.

Futures Contracts and Related Options. The Funds may purchase or sell index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified currency, commodity, security or index on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Funds generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of a Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds intend to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.

When a Fund purchases or sells an index futures contract, or sells an option thereon, the Fund “covers” its position. To cover its position (marked-to-market on a daily basis) a Fund may enter into an offsetting position or segregate with its custodian bank or on the books and records of the Fund, cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise covers its position. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

The CFTC has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment advisor to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Advisor has claimed such an exclusion from registration as a commodity trading adviser under the Commodity Exchange Act (the “CEA”). Therefore, neither the Trust nor the Advisor are subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each Fund may engage in transactions involving futures and options thereon, except as set forth in the Prospectus and this SAI.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

A Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently inversely to the futures contract. A Fund may also cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or maintain in a segregated account, liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Forward Contracts. A principal investment strategy of the Funds is to enter into financial instruments whose value is derived from the value of an underlying asset, interest rate or index, which may include forward contracts. The Access Flex High Yield Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position, while the Access Flex Bear High Yield Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain inverse exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. When required by law, the Funds will segregate liquid assets in an amount equal to the value of the Funds’ total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of the Funds’ investment restriction concerning senior securities. Forward contracts with terms greater than seven days may be considered to be illiquid for purposes of the Funds’ illiquid investment limitations. The Funds will not enter into any forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The Funds bear the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Funds will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Funds’ rights as a creditor.

Index Options. A Fund may purchase and write options on indexes to create investment exposure consistent with its investment objective, to hedge or limit the exposure of its positions, or to create synthetic money market positions. (See “Taxation.”)

An index fluctuates with changes in the market values of the securities included in the index. Options on indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of security prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular security. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual securities. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund (i) owns an offsetting position in securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

A Fund may engage in transactions in index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the Fund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options, and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the Fund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.” When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purpose of a Fund’s investment restriction concerning senior securities.

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Funds may buy or sell; however, the Advisor intends to comply with all limitations.

Options on Securities. A Fund may buy and write (sell) options on securities for the purpose of realizing its investment objective. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the

Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, a Fund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” A Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. A Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, a Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Short Sales. The Access Flex Bear High Yield Fund may engage in short sales transactions. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.

The Fund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short. Whenever the Fund engages in short sales, it earmarks or segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

Depositary Receipts. The Access Flex High Yield Fund may invest in American Depositary Receipts (“ADRs”), while the Access Flex Bear High Yield Fund may seek inverse exposure to ADRs. For many foreign securities, U.S. Dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock outside the U.S., a Fund can avoid certain risks related to investment in foreign securities in non-U.S. markets.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The Funds may invest in both sponsored and unsponsored ADRs. Unsponsored ADRs programs are organized independently and without the cooperation of the issuer of the underlying securities. As result, available information concerning the issuers may not be as current for sponsored ADRs, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

The Access Flex High Yield Fund may also invest in Global Depositary Receipts (“GDRs”), while the Access Flex Bear High Yield Fund may also seek inverse exposure to GDRs. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world.

The Access Flex High Yield Fund may also invest in or seek exposure to New York Shares (“NYSs”), while the Access Flex Bear High Yield Fund may also seek inverse exposure to NYSs. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries such as the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. The Access Flex High Yield Fund may also invest in or seek exposure to ordinary shares of foreign issuers traded directly on U.S. exchanges, while the Access Flex Bear High Yield Fund may also seek inverse exposure to ordinary shares of foreign issuers traded directly on U.S. exchanges.

As noted above, the Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the Fund’s utilization of or exposure to depository receipts and the associated risk considerations will generally be the opposite of those for a traditional high yield mutual fund.

U.S. Government Securities. The Access Flex High Yield Fund may invest in U.S. government securities in pursuit of its investment objectives, as “cover” for the investment techniques the Fund employ, or for liquidity purposes. The Access Flex Bear High Yield Fund may invest in or seek inverse exposure to U.S. government securities in pursuit of its investment objective, as “cover” for the investment techniques the Fund employs, or for liquidity purposes.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S.

Treasury. On September 7, 2008, FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund’s portfolio investments in these securities.

Investments in Other Investment Companies. The Access Flex High Yield Fund may invest in or seek exposure to, and the Access Flex Bear High Yield Fund may seek inverse exposure to, the securities of other investment companies, including exchange traded funds (“ETFs”) and unit investment trusts (“UITs”), to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order or rule issued by the SEC. If a Fund invests in, and, thus is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Investing in other investment companies involves substantially the same risks to the Funds as investing directly in the investments of the underlying investment companies. To the extent a Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly. Under applicable law and regulations a Fund cannot acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities (“3% Limitation”), securities issued by such company would have an aggregate value in excess of 5% of the Fund’s assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s assets.

Pursuant to exemptive rules under the 1940 Act, a Fund may invest without limit in (1) affiliated funds, so long as its other investments consist only of government securities, short term paper and other “securities” as defined in the 1940 Act and (2) affiliated or unaffiliated money market funds. A Fund investing in affiliated funds under these new rules could not invest in a fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)(F) and (G) of the 1940 Act.

Accordingly, a Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends or interest as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends or interest of the securities (net of expenses) up to the time of deposit. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There are risks associated with the investment of a Fund’s assets in fixed income ETFs, which may include credit risk, interest rate risk, maturity risk, and investment-grade securities risk. These risks could affect the income received from and the value of a particular ETF’s, which could cause a Fund’s income and asset value to be reduced.

Illiquid Securities. The Funds may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (“Securities Act”), but which can be sold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under the current guidelines of the staff of the Commission, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of the Funds has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on a Fund’s liquidity.

Repurchase Agreements. Each Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques the Fund employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of the Funds’ total net assets. The investments of the Funds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

Reverse Repurchase Agreements. Each Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. A Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Cash Reserves. To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each Fund may invest all or part of the Fund’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

Money Market Instruments. Each Fund is authorized to invest up to 100% of its assets in money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds may invest in all types of Commercial Paper, including Commercial Paper rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

Borrowing. Each Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, the Funds must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. A Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

The Funds may also enter into reverse repurchase agreements as described above, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a Fund “covers” its repurchase obligations as described above, such agreements will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund.

Lending of Portfolio Securities. Subject to the Funds’ investment restrictions set forth below, each Fund may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. Each Fund will not lend more than 33  1/3% of the value of the Fund’s total assets. Loans will be subject to termination by the lending Fund on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

When-Issued and Delayed-Delivery Securities. Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than a Fund’s purchase commitments for such when-issued or delayed-delivery securities. Because a Fund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of the Advisor to manage a Fund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, investing in the Funds presents certain risks, some of which are further described below.

Non-Diversified Status. Each Fund is a “non-diversified” series of the Trust. The Funds are considered “non-diversified” because a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. Each Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. Each Fund’s classification as a “non-diversified” investment company means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which imposes diversification requirements, described in “Taxation” below, on a Fund that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

Portfolio Turnover. Each Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption, and exchange activity of the Fund’s investors. The nature of the Funds may cause the Funds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategy. Consequently, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Funds from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Funds. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Funds invest, are excluded from the calculation of portfolio turnover rate. Each Fund’s turnover rate for the fiscal year ended October 31, 2010 is set forth in the annual report to shareholders.

INVESTMENT RESTRICTIONS

Unless otherwise indicated, the following investment restrictions are fundamental with respect to each Fund and, as such, may be changed only by a vote of a majority of the outstanding voting securities of the Fund. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to a Fund’s restrictions governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction. These restrictions supplement the investment objective and policies of each Fund as set forth in the Funds’ Prospectus.

Access Flex High Yield Fund and Access Flex Bear High Yield Fund

1. Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

2. Each Fund may borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

3. Each Fund may issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

4. Each Fund may purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

5. Each Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

For purposes of each Fund’s policy not to concentrate its assets in issuers in any particular industry or group of industries, the Funds use the industry sub-group classifications provided by Bloomberg, L.P.

The fundamental investment restrictions of each Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Funds is normally calculated at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day the NYSE is open for business except for Columbus Day and Veterans’ Day (due to the fact that Columbus Day and Veterans’ Day are currently the only two holidays where the bond markets are closed and the NYSE is open).

To the extent that portfolio securities of a Fund are traded in other markets on days when the Fund’s principal trading market(s) is closed, the value of the Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares. This may also be the case when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The net asset value per share of each class of shares of a Fund serves as the basis for the purchase and redemption price of the shares. The net asset value per share of each class of a Fund is calculated by dividing the market value of the Fund’s assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a Fund experiences net shareholder inflows, the Fund generally records investment transactions of the Fund on the next business day after the transaction order is placed. When a Fund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for a Fund.

The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or the National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for FINRA-traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ), are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which a Fund determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by the Fund will be valued at the last bid quote (if purchased by the Fund) or the last asked quote (if sold by the Fund) prior that time at which the Fund calculates net asset value. Alternatively fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to the Funds’ service providers and to Northern Lights Fund Trust and Northern Lights Variable Trust, and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the Fund or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the Fund nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the Funds’ Chief Compliance Officer (“CCO”), or in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of a Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no party other than the Trust’s service providers and any other persons identified above receive Non-Standard Disclosure.

MANAGEMENT O F ACCESS ONE TRUST

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Advisor to manage the Funds and is responsible for overseeing the Advisor and other service providers to the Trust and the Funds in accordance with the provisions of the federal securities laws.

The Board is currently composed of three Trustees, including two Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls to discuss specific matters that may require action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers As a result, the Board addresses governance and management issues that are often common to all or most of the funds. In light of these characteristics, the Board has determined that a three-member Board, including two Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings. In view of the small size of the Board, the Board has concluded that designating one of the two Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex.

The Board oversight of the Trust and the Funds extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Funds meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of the investment in particular securities or instruments, such as a derivatives. The Advisor also prepares reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. In addition, the CCO presents an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board in the event any material risk issues arise. The CCO also oversees the Advisor’s Risk Management Committee, which meets periodically to assess and address areas of risk within the organization.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Fund’s controls over financial reporting.

The Trustees, their age, position held with the Trust, term of office, length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o Access One Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Russell S. Reynolds, III Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112) ProShares Trust (103) Access One Trust (3)	RSR Partners, Inc

Michael C. Wachs Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (July 2009 to present); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProFunds (112) ProShares Trust (103) Access One Trust (3)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112) ProShares Trust (103) Access One Trust (3)	None

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC and any registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his employment with and ownership interest in the Advisor.

The Board was formed in 2004 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Each was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds has previous senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous experience in the areas of investment and real estate development; and Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney.

Executive Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Louis M. Mayberg Birth Date: 8/62	President	Indefinite; December 2004 to present	President of the Advisor; (May 1997 to present); ProShare Advisors (November 2005 to present); and ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; December 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary to the Distributor (March 2008 to present).

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Christopher Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present); employed by Citi Fund Services Ohio, Inc. in various other capacities (1993-2007).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (September 1998 to present).

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees
Russell S. Reynolds, III, Trustee	None	None
Michael C. Wachs, Trustee	None	None

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$10,001-$50,000	$10,001 – $50,000

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Wachs and Reynolds. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee has met five times, and the Board has met four times.

Compensation of Trustees and Officers

Each Independent Trustee is paid a $133,500 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $6,375 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee. The Officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended October 31, 2010.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees

Independent Trustees
Russell S. Reynolds, III, Trustee	$1,267	$0	$0	$165,000
Michael C. Wachs, Trustee	$1,267	$0	$0	$165,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Control Persons and Principal Holders of Securities

As of February 1, 2011, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of the Fund.

See Appendix B to this SAI for a list of the Principal Holders of each Fund.

INVESTMENT ADVISOR

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of October 31, 2010 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Todd Johnson	None	None
Jeffrey Ploshnick	None	None
Howard S. Rubin, CFA	None	None

Portfolio Managers’ Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and to reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each portfolio manager as of October 31, 2010 or as otherwise noted.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets[1]		Number of All Other Pooled Investment Vehicles Managed/Total Assets[2]		Number of All Other Accounts Managed/Total Assets[3]
Todd Johnson	212	$26,257,388,199	12	$1,727,048,327	45	$2,265,933,764

Howard Rubin	212	$26,257,388,199	12	$1,727,048,327	45	$2,265,933,764
Jeffrey Ploshnick	6	$385,346,010	4	$702,509,108	—	—

1	Includes assets of publicly available series of ProFunds, available series of Access One Trust, and available series of ProShares Trust.
2	Includes assets of available series of ProShares Trust II.
3	Includes sub-advised registered investment companies and exchange-traded funds.

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the Funds. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients. In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any Access Person (as such term is defined in Rule 204A-1 under the Investment Advisers Act of 1940, as amended) of the Advisor may make security purchases subject to the terms of the Advisor’s code of ethics, described below.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

Investment Advisory Agreement

ProFund Advisors LLC. Under an investment management agreement between the Advisor and the Trust dated December 15, 2004 as amended March 10, 2005, on behalf of the Funds (“Agreement” or “Advisory Agreement”), each Fund pays the Advisor a fee at an annualized rate, based on its average daily net assets of 0.75%. The Advisor manages the investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Trustees and the officers of the Funds. The Advisor bears all costs associated with providing these advisory services. The Advisor may waive fees, reimburse expenses or otherwise contribute assets to the Funds, which may affect performance. The Advisor, from its own resources, including profits from advisory fees received from the Funds, also may make substantial payments to broker-dealers and other financial institutions for their expenses in connection with the provision of administrative services and/or the distribution of the Funds’ shares. The Advisor also performs certain administrative services on behalf of the Funds pursuant to the Agreement. The Advisor has managed the Funds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of ProFunds.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Funds’ annual report to shareholders dated October 31, 2010.

For the fiscal years ended October 31, 2008, 2009 and 2010, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the Funds:

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
Access Flex High Yield Fund	$376,866	—	$940,578	—	$1,189,317	—

Access Flex Bear High Yield Fund	$761,318	—	$335,972	—	$389,510	$7,234

The Advisor has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through February 28, 2012, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows:

	Investor Class	Service Class
Access Flex High Yield Fund	1.95%	2.95%

Access Flex Bear High Yield Fund	1.95%	2.95%

After such date, the expense limitation may be terminated or revised. Amounts contractually waived or reimbursed in a particular fiscal year may be recouped by the Advisor within three years of the waiver or reimbursement to the extent that recoupment will not cause a Fund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended October 31, 2008, 2009 and 2010, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the Funds:

	Recouped 2008	Recouped 2009	Recouped 2010
Access Flex High Yield Fund	None	None	None

Access Flex Bear High Yield Fund	None	None	None

CODE OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to them to invest in securities, including securities that may be held or purchased by a Fund; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Fund, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained ISS an experienced resource in the proxy voting and corporate governance area. ISS is a subsidiary of MSCI, Inc. an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues—considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between a Fund’s shareholders and the Advisor, underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how a Fund voted proxies relating to portfolio securities for the 12-month periods ended June 30 is available without charge, upon request, (1) by calling the Advisor at 888-776-5717, (2) on the Fund’s website at www.profunds.com, and (3) on the SEC’s website at http://www.sec.gov.

Other Service Providers

Management Services. The Advisor also performs certain management services, including client support and other administrative services, for the Funds under a Management Services Agreement. The Advisor is entitled to receive an annual fee, equal to 0.15% of the average daily net assets of the Funds for such services.

For the fiscal years ended October 31, 2008, 2009 and 2010, the Advisor was entitled to, and contractually waived, management services fees in the following amounts for each of the Funds:

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
Access Flex High Yield Fund	$75,374	—	$188,116	—	$237,865	—

Access Flex Bear High Yield Fund	$152,265	—	$67,195	—	$77,902	$1,447

Administrator, Transfer Agent and Fund Accounting Agent. Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA. Citi acts as the administrator to the Funds. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws. The Administrator also maintains the shareholder account records for the Funds, distributes dividends and distributions payable by the Funds, and produces statements with respect to account activity for the Funds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; the Funds reimburse the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust and ProFunds. This fee ranges from 0.05% of the Trust’s and ProFunds’ average monthly net assets up to $2 billion to 0.005% of the Trust’s and ProFunds’ average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the Funds’ Compliance Service Program.

For the fiscal years ended October 31, 2008, 2009 and 2010, Citi, as Administrator, was paid administration fees in the following amounts for each of the Funds:

ADMINISTRATION FEES

FYE 10/31

	2008	2009	2010
Access Flex High Yield Fund	$20,528	$58,184	$72,436
Access Flex Bear High Yield fund	$43,239	$22,067	$25,231

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s and ProFunds’ average monthly net assets up to $1 billion to 0.00375% of the Trust’s and ProFunds’ average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended October 31, 2008, 2009 and 2010, Citi, as fund accounting agent, was paid fees in the following amounts for each of the Funds:

FUND ACCOUNTING FEES

FYE 10/31

	2008	2009	2010
Access Flex High Yield Fund	$27,837	$104,135	$127,429

Access Flex Bear High Yield Fund	$56,056	$35,559	$41,505

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees.

Distributor. ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and sells shares of the Funds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Custodian. UMB Bank, N.A. acts as custodian to the Funds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106. The Funds’ custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Funds. For its services, the custodian receives asset-based fees and transaction fees.

Independent Registered Public Accounting Firm. KPMG LLP (“KPMG”) served as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended October 31, 2010 and provided audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. KPMG’s address is Suite 500, 191 West Nationwide Boulevard, Columbus, Ohio 43215. Another independent registered public accounting firm provided such services to the Funds for prior fiscal years.

Legal Counsel. Ropes & Gray LLP serves as counsel to the Trust. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DISTRIBUTION AND SERVICE (12b-1) PLANS

SERVICE CLASS SHARES

The Board of Trustees has approved a Distribution and Shareholder Services Plan under which the Funds may pay Authorized Firms up to 0.75%, on an annualized basis, of average daily net assets attributable to Service Class Shares as compensation for service and distribution-related activities (the “Service Class Plan”). In addition, under the Service Class Plan, the Fund may pay Authorized Firms up to 0.25%, on an annualized basis, of average daily net assets attributable to Service Class Shares as compensation for shareholder services. Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Service Class Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Service Class Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Shares of the applicable Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Fund may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Distributor may pay all or any portion of the Distribution/Service Fee paid pursuant to the Service Class Plan (the “Distribution/Service Fee”) to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Service Class Shares, or for providing personal services to investors in Service Class Shares and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution/Service Fee as compensation for the Distributor’s services as principal underwriter of the Service Class Shares of the Fund.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the Fund regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal.

The Service Class Plan and Service Class Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Service Class Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of the Fund. The Service Class Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of the Fund on not more than 60 days’ written notice to any other party to the Service Class Distribution and Service Agreements. The Service Class Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit the Fund and holders of Service Class Shares of the Fund. In the Trustees’ quarterly review of the Service Class Plan and Service Class Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals, a fee as compensation for service and distribution-related activities and/or shareholder services.

For the fiscal year ended October 31, 2010, each of the following Funds paid fees under the Service Class Plan to authorized financial intermediaries, in the following amounts:

PLAN FEES

FYE 10/31/10

Service Class Paid
Access Flex High Yield Fund	$87,025

Access Flex Bear High Yield Fund	$8,178

Payments to Third Parties from the Adviser and/or the Distributor

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the Funds and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the Securities Exchange Act of 1934, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and the Advisor and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Funds, providing the Funds with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or the Advisor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, other funds sponsored by the Advisor and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor or the Advisor and their affiliates.

The additional payments described above are made out of the Distributor’s or the Advisor’s (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or the Advisor or their affiliates to the financial firms that have sold significant amounts of shares of the Funds. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, the Advisor and/or their affiliates will make payments for special events such as conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

At the date of this SAI, the Distributor and the Advisor anticipate that Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., LPL Financial Corporation and First Allied Securities, Inc. will receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.15% of the total value of Fund shares held in their respective accounts. The Distributor and the Advisor expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this SAI are not reflected.

Representatives of the Distributor, the Advisor and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Administrative Services

The Funds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the Funds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the Funds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the Funds, may enter into administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the Funds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Depending on the arrangements, the Funds and/or the Advisor may compensate such financial intermediaries or their agents directly or indirectly for such administrative services.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of a Fund that are invested in the Fund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a Fund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended October 31, 2008, 2009 and 2010, each Fund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

FYE 10/31

	2008	2009	2010
Access Flex High Yield Fund	$96,323	$325,483	$448,718

Access Flex Bear High Yield Fund	$213,617	$87,003	$174,512

For the fiscal years ended October 31, 2008, 2009 and 2010, the Advisor paid, out of its own resources, $14,356, $423 and $1,502, respectively, to administrative service providers.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like a total return swap or forward agreement. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e. financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Funds shares. The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a Fund during its most recent fiscal year or during the period of time since the Fund’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended October 31, 2010, each of the Funds were operational during that period and held securities of regular brokers or dealers to the Trust:

Access One	Approximate Aggregate Value of Issuer’s Securities Owned by the Access One Trust Funds at the close of its fiscal year ended October 31, 2010	Name of Broker or Dealer
Access Flex High Yield Fund	$93,829,000	Deutsche Bank
	21,651,000	UBS
	17,968,000	UMB
Access Flex Bear High Yield Fund	1,400,000	Deutsche Bank
	322,000	UBS
	276,000	UMB

Brokerage Commissions

For the fiscal years ended October 31, 2008, 2009 and 2010, Access Flex High Yield Fund paid $118, $20,368 and $16,425 in brokerage commissions, respectively. For the fiscal years ended October 31, 2008, 2009 and 2010 Access Flex Bear High Yield Fund paid $2,512, $16,317 and $17,110 in brokerage commissions, respectively.

COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. Fund expenses include, without limitation: the investment advisory fee, the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer services fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, product descriptions, confirmations, proxy statements, and shareholder reports and notices; product descriptions; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees, all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest. The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on July 29, 2004, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series and classify shares of a particular series into one or more classes of that series.

All shares of the Trust are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, if applicable, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which loss of account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

TAXATION

Overview. Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund. Each Fund intends to elect and qualify to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this paragraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. Each Fund intends to distribute all or substantially all of such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (generally, a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the Qualifying Income described in clause (i) of paragraph (a) above) will be treated as

Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification requirement described in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or further guidance by the Internal Revenue Service (“IRS”) with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to meet the diversification requirement described in (b) above.

If, in any taxable year, a Fund were to fail to meet the income test or the diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates, distributions from the Fund would not be deductible by the Fund in computing its taxable income, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided, in each case, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Each of the Funds intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

For taxable years beginning on or before December 22, 2010, in determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations also permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any foreign currency loss after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, in determining its net capital gain (including in connection with determining the amount available to support a Capital Gain Dividend), its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. In addition, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Funds will be able to do so.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund may carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A Fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term, which may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the regime applicable to pre-2011 losses. A Fund is generally required to use any such carryforwards, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused. Capital gains that are offset by carried forward capital losses are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders.

See the Funds’ most recent annual shareholder report for the Funds’ available capital loss carryovers as of the end of their most recently ended fiscal year.

Distributions. For federal income tax purposes, distributions of investment income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Distributions of net capital gain – that is, the excess of net long-term capital gains from the sale of investments that a Fund has owned (or is treated as having owned) for more than one year over net short-term capital losses – that are properly reported (generally on IRS Form 1099) by a Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in shares, are taxable at long-term capital gains rates, regardless of how long the shareholder has held the Fund’s shares. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Capital Gain Dividends are not eligible for the corporate dividends received deduction. Distributions attributable to the excess of net gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

Long-term capital gain rates applicable to non-corporate shareholders have been reduced, in general to 15% (with a 0% rate applying to taxpayers in the 10% and 15% ordinary income brackets), for taxable years beginning before January 1, 2013. It is currently unclear whether Congress will extend these long-term capital gain rates for taxable years beginning on or after January 1, 2013.

Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.

Distributions by the Funds to tax-deferred or qualified plans, such as an IRA, retirement plan or corporate pension or profit sharing plan, generally will not be taxable. However, distributions from such plans will be taxable to individual participants without regard to the character of the income earned by the qualified plan. Please consult a tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.

Qualified Dividend Income. For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. It is currently unclear whether Congress will extend the special tax treatment of qualified dividend income for taxable years beginning on or after January 1, 2013.

In order for some portion of the dividends received by shareholders of a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below). In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. The Funds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

Disposition of Shares. Upon a redemption, sale or exchange of shares of a Fund, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount (“OID”) can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. OID that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a Fund’s income, and accordingly is subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities that it otherwise would have continued to hold.

Some debt securities may be purchased by a Fund in the secondary market at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see below).

Market Discount. If a Fund purchases a debt security in the secondary market at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with OID, a price below the debt security’s “revised issue price”), the debt security will be considered to have “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues ratably on a daily basis for each day the debt security is held by a Fund based on the number of days between the date of the Fund’s acquisition of the debt security and the debt security’s maturity date or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

Higher-Risk Securities. Each Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Options, Futures, Forward Contracts and Swaps. Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains or losses on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses arising from certain section 1256 contracts may be ordinary in character (see “Foreign Currency Transactions” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, forward contracts and swaps undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a Fund in options, futures, forward contracts, swaps (including CDS transactions) and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

Constructive Sales. Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked to market.”

Foreign Investments and Taxes. Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of section 1256 contracts is treated as capital gain or loss absent an election to treat foreign currency gain or loss from such contracts as ordinary in character.

To the extent that a Fund’s foreign currency gains and losses, referred to under the Code as “section 988” gains or losses, are treated as ordinary income or loss, they will increase or decrease the amount of the Fund’s investment company taxable income available (and required) to be distributed to its shareholders. If such foreign currency losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund shares.

Passive Foreign Investment Companies. The Funds may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC as well as gain from a sale of PFIC shares are treated as “excess distributions”. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. If a Fund receives an excess distribution with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of the excess distribution that is allocated to years in the Fund’s holding period prior to the current taxable year (regardless of whether such portion of the excess distribution is distributed by the Fund), and an interest factor will be added to the tax imposed on amounts allocated to such prior taxable years, as if the tax had been payable on the due dates for paying taxes with respect to such prior taxable years.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. Another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these elections may result in a Fund recognizing income without a corresponding receipt of cash and accordingly require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may in turn accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Mortgage Pooling Vehicles. The Funds may invest directly or indirectly in residual interests in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a real estate investment trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, the Funds may not be a suitable investment for charitable remainder trusts (see “Unrelated Business Taxable Income” below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Unrelated Business Taxable Income. Under current law, income of a Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax exempt entity that is a shareholder in the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code

Section 514(b). In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholder at the highest federal corporate income tax rate. The extent to which the IRS guidance remains applicable to CRTs in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding. Each Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 28% for amounts paid through December 31, 2012. The backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal tax liability.

In order for a foreign investor to qualify for an exemption from backup withholding and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax. In addition, for taxable years of a Fund beginning before January 1, 2012, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the distribution is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the distribution is attributable to interest paid by a person that is a related person with respect to the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such (generally on IRS Form 1099) by the Fund (“interest related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by a Fund (“short-term capital gain dividends”). In order to qualify for these exemptions from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign persons should consult their tax advisors in this regard. Depending on the circumstances, a Fund may opt not to report potentially eligible dividends as interest-related dividends or short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports a payment as an interest-related or short-term capital gain dividend. Foreign persons should consult their intermediaries regarding the application of these rules to their accounts. Further, the exemptions from withholding for interest-related dividends and short-term capital gain dividends expired for the period from December 31, 2009 to December 17, 2010. All Funds were required to withhold with respect to such distributions made during that period, but for the enactment of legislation retroactively reinstating the exemptions. Federal tax legislation provides that the Funds are not liable to shareholders for any withholding performed by a Fund with respect to distributions made during that period.

The exemption from withholding for interest-related dividends and short-term capital gain dividends will expire for distributions with respect to taxable years of a Fund beginning after January 1, 2012. As of the date of this SAI, it is unclear whether Congress will extend the exemption and what the terms of any such extension will be.

If a beneficial owner of Fund shares who is a foreign person has a trade or business in the United States, and dividends from the Fund are effectively connected with the conduct by the beneficial owner of that trade or business, those dividends will be subject to U.S. federal net income taxation at regular income tax rates.

In general, a beneficial holder of shares that is a foreign person is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules may apply to distributions to foreign persons from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules may apply to the sale of shares in any Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds “U.S. real property interests” (“USRPIs”), which are in turn defined very generally as any interest in U.S. real property or any equity interest in a USRPHC, if the fair market value of the corporation’s USRPIs equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. Foreign persons should consult their tax advisors concerning the potential implications of these rules.

Certain Additional Reporting and Withholding Requirements. The Hiring Incentives to Restore Employment (“HIRE”) Act, enacted in March 2010, requires the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest. Subject to future IRS guidance, the ProFunds may require additional tax-related certifications, representations or information from shareholders in order to comply with the provisions of the HIRE Act.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains exempt from U.S. federal income tax or, in the case of distributions to a non-U.S. shareholder, exempt from withholding under the regular withholding rules described earlier (e.g., Capital Gain Dividends), will be a withholdable payment subject to the new 30% withholding requirements, unless a shareholder provides information, certifications, representations or waivers of foreign law, as the Fund requires, to comply with the new rules. In the case of certain non-U.S. shareholders, it is possible that this information will include information regarding direct and indirect U.S. owners of such non-U.S. shareholders. The failure of a shareholder to provide such information may result in other adverse consequences to the shareholder. A non-U.S. shareholder that is treated as a “foreign financial institution” (as defined under these rules) generally will be subject to withholding unless it enters into, and provides certification to the Funds of, a valid information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future regulations may exempt certain foreign institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in a Fund through foreign intermediaries should contact their intermediaries regarding the application of these rules to their accounts and their investment in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime in light of their particular circumstances.

Equalization Accounting. Each Fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, each Fund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to non-redeeming shareholders in order for the Fund to avoid federal income tax and excise tax and the amount of any undistributed income will be reflected in the value of a Fund’s shares. The total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. As noted above, investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Tax Shelter Disclosure. Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation. The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in a Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks, other financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services and Dominion Bond Rating Services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Funds for the fiscal year ended October 31, 2010 are incorporated herein by reference to the Trust’s Annual Report, such Financial Statements having been audited by KPMG LLP, the Trust’s independent registered public accounting firm at the fiscal year end, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to Access One Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC: “CC” is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

Speculative Grade:

BB - Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business economic environment.

CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A rating CC indicates that default of some kind appears probable. A rating C signals imminent default.

DD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%—90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B

PRINCIPAL HOLDERS AND CONTROL PERSONS

As of February 1, 2011, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a Fund:

FUND/CLASS	No. of Shares	Percent of the Class Total Assets Held by the Shareholder	Beneficial Ownership (“B”)/Record Ownership (“R”)
ACCESS FLEX HIGH YIELD-INV

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,900,839.17	31.46%	R

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,367,774.66	22.63%	R

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	1,262,127.84	20.89%	R

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	803,006.61	13.29%	R

ACCESS FLEX BEAR HIGH YIELD-INV

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	60,912.23	19.12%	R

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	56,701.22	17.80%	R

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	25,495.07	8.00%	R

ACCESS FLEX HIGH YIELD-SVC

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	62,214.97	22.86%	R

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	33,662.71	12.37%	R

STOCKMAR INTERNATIONAL INC 2737 RAYMOND AVENUE SIGNAL HILL, CA 90755	24,668.00	9.06%	R

WALLACE G HOLDSWORTH 1822 LAKECREST CIRCLE SANTA ANA, CA 92705	19,071.87	7.01%	R/B

JESS ARAUJO 903 AVENIDA SALVADOR SAN CLEMENTE, CA 92672	17,072.08	6.27%	R/B

JOHN A MONTEVIDEO 1234 N. BROADWAY SANTA ANA, CA 92706	15,642.73	5.75%	R/B

ACCESS FLEX BEAR HIGH YIELD-SVC

BROWN BROTHERS HARRIMAN & CO 525 WASHINGTON BLVD JERSEY CITY NJ 07310	5,111.00	61.67%	R

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	1,309.12	15.79%	R

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	919.09	11.09%	R

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	562.75	6.79%	R

ACCESS ONE TRUST

PART C. OTHER INFORMATION

Item. 28.	Exhibits

(a)(1)	Amended and Restated Declaration of Trust of Registrant – (1)

(b)	By-laws of Registrant, dates as of October 28, 1997– (1)

(c)(1)	Article 4 (Beneficial Interest) and Article 7 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Declaration of Trust of Registrant – (1)

(c)(2)	Article V (Meetings of Shareholders) and Article VI (Shares in the Trust) of the By-laws of Registrant – (1)

(d)(1)	Amended Investment Advisory Agreement, dated as of March 10, 2005, between Registrant and ProFund Advisors LLC – (12)

(d)(2)	Schedule A, dated as of December 14, 2006, to Amended Investment Advisory Agreement, dated as of March 10, 2005, between Registrant and ProFund Advisors LLC – (12)

(e)(1)	Distribution Agreement dated February 29, 2008 between Registrant and ProFunds Distributors, Inc. – (19)

(e)(2)	Form of ProFunds Distributors, Inc. Dealer Agreement for Investor Class Shares – (12)

(e)(3)	Form dated as of August 29, 2006 of ProFunds Distributors, Inc. Shareholder Services Agreement for Non-FINRA Members – (12)

(e)(4)	Form dated as of August 29, 2006 of ProFunds Distributors, Inc. Distribution and Shareholder Services Agreement for FINRA Registered Members – (12)

(f)	Not applicable.

(g)(1)	Custody Agreement, dated as of November 6, 1997, between ProFunds and UMB Bank, N.A. (“UMB”), as Amended on December 15, 2004 (the “Amended Custody Agreement”) – (1)

(g)(2)	Amendment dated March 10, 2005 to the Amended Custody Agreement, dated December 15, 2004, between ProFunds and UMB – (12)

(g)(3)	Appendix B, dated December 14, 2006, to the Amended Custody Agreement, dated March 10, 2005, between ProFunds and UMB – (12)

(g)(4)	Schedule of Fees for Domestic Custody Services of UMB, effective June 1, 2007 – (14)

(h)(1)	Administration Agreement, dated as of January 1, 2004, between ProFunds and BISYS Fund Services Limited Partnership (“BISYS”) – (12)

(h)(1)(i)	Schedule A to Amended Administration Agreement, dated December 14, 2006, by and among ProFunds, Registrant and BISYS – (12)

(h)(2)	Amendment No. 1, dated as of October 5, 2004, to Administration Agreement, dated as of January 1, 2004, between ProFunds and BISYS – (12)

(h)(3)	Amendment No. 2, dated December 15, 2004, to Amended Administration Agreement, dated as of January 1, 2004 and Amended as of October 5, 2004, between ProFunds and BISYS, adding Registrant as a party thereto – (12)

(h)(4)	Amendment No. 3, dated as of December 16, 2005, to the Amended Administration Agreement, dated December 15, 2004, by and among ProFunds, BISYS and Registrant – (12)

(h)(5)	Amendment No. 4, dated as of December 11, 2007, to the Amended Administration Agreement, dated December 15, 2004, by and among ProFunds, Citi Fund Services Ohio, Inc. (“Citi”) (assignee of BISYS) and Registrant – (14)

(h)(6)	Fund Accounting Agreement, dated as of January 1, 2004, between ProFunds and BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) – (12)

(h)(6)(i)	Schedule A, dated as of September 19, 2007, to Amended Fund Accounting Agreement, dated December 15, 2004, by and among ProFunds, BISYS Ohio and Registrant – (14)

(h)(7)	Amendment No. 1, dated December 15, 2004, to Fund Accounting Agreement between ProFunds and BISYS Ohio, dated as of January 1, 2004, adding Registrant as a party thereto – (12)

(h)(8)	Amendment No. 2, dated December 11, 2007, to Fund Accounting Agreement between ProFunds and Citi (formerly BISYS Ohio), dated as of January 1, 2004, adding Registrant as a party thereto – (14)

(h)(9)	Transfer Agency Agreement by and among Registrant and BISYS Ohio, dated as of January 1, 2007 – (12)

(h)(10)	Amended and Restated Management Services Agreement, dated as of May 1, 2008, between Registrant and ProFund Advisors – (16)

(h)(11)	Amended Expense Limitation Agreement, dated March 10, 2005, between Registrant and ProFund Advisors LLC – (12)

(h)(12)(i)	Schedule A to the Expense Limitation Agreement, effective February 28, 2011 to February 28, 2012 – (20)

(h)(12)(ii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2010 to April 30, 2011 – (19)

(i)	Opinion and Consent of Counsel – (20)

(j)	Consent of Independent Registered Public Accounting Firm – (20)

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Distribution and Shareholder Services Plan for Service Class Shares – (1)

(m)(2)	VP Distribution and Shareholder Services Plan – (2)

(n)(1)	Amended and Restated Multiple Class Plan, dated as of December 1, 2010 – (20)

(o)	Not applicable

(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., ProShares Trust, ProFunds, ProFund Advisors LLC and ProShare Advisors LLC, dated December 13, 2010 – (20)

(p)(2)	Code of Ethics of Citi Fund Services Ohio, Inc., dated as of January 1, 2011 – (20)

(q)(1)	Power of Attorney for Louis M. Mayberg – (20)

(q)(2)	Power of Attorney for Michael Wachs – (20)

(q)(3)	Power of Attorney for Russell S. Reynolds, III – (20)

(q)(4)	Power of Attorney for Michael L. Sapir – (20)

(q)(5)	Power of Attorney for Christopher Sabato – (20)

(1)	Previously filed on December 10, 2004 as part of Pre-Effective Amendment No. 2 and incorporated herein by reference.

(2)	Previously filed on December 17, 2004 as part of Pre-Effective Amendment No. 3 and incorporated herein by reference.

(3)	Previously filed on February 28, 2005 as part of Post Effective Amendment No. 2 and incorporated herein by reference.

(4)	Previously filed on March 16, 2005 as part of Post Effective Amendment No. 3 and incorporated herein by reference.

(5)	Previously filed on April 22, 2005 as part of Post Effective Amendment No. 4 and incorporated herein by reference.

(6)	Previously filed on June 6, 2005 as part of Post Effective Amendment No. 7 and incorporated herein by reference.

(7)	Previously filed on December 29, 2005 as part of Post Effective Amendment No. 8 and incorporated herein by reference.

(8)	Previously filed on February 24, 2006 as part of Post Effective Amendment No. 9 and incorporated herein by reference.

(9)	Previously filed on February 27, 2006 as part of Post Effective Amendment No. 10 and incorporated herein by reference.

(10)	Previously filed on April 25, 2006 as part of Post Effective Amendment No. 11 and incorporated herein by reference.

(11)	Previously filed on June 30, 2006 as part of Post Effective Amendment No. 13 and incorporated herein by reference.

(12)	Previously filed on February 26, 2007 as part of Post Effective Amendment No. 14 and incorporated herein by reference.

(13)	Previously filed on April 27, 2007 as part of Post Effective Amendment No. 15 and incorporated herein by reference.

(14)	Previously filed on February 28, 2008 as part of Post Effective Amendment No. 16 and incorporated herein by reference.

(15)	Previously filed on April 29, 2008 as part of Post Effective Amendment No. 17 and incorporated herein by reference.

(16)	Previously filed on February 27, 2009 as part of Post Effective Amendment No. 18 and incorporated herein by reference.

(17)	Previously filed on April 29, 2009 as part of Post Effective Amendment No. 19 and incorporated herein by reference.

(18)	Previously filed on December 30, 2009 as part of Post Effective Amendment No. 20 and incorporated herein by reference.

(19)	Previously filed on April 30, 2010 as part of Post Effective Amendment No. 23 and incorporated herein by reference.

(20)	Filed herewith.

Item. 29. Persons Controlled by or Under Common Control with Registrant

None.

Item. 30. Indemnification

Reference is made to Article Eight of the Registrant’s Declaration of Trust which is incorporated by reference herein.

The Registrant (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated July 29, 2004 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”). Each Covered Person shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses including but not limited to amounts paid in satisfaction of judgments, in compromise or fines and penalties, and counsel fees reasonably incurred or paid by him in connection with the defense or disposition of any claim, action, suit or proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he becomes or may have become involved as a party or otherwise or with which he becomes or may have become threatened by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of Section 8.5.2 of the Declaration of Trust) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.6 of the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust including counsel fees so incurred by any Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification under Section 8.5 of the Declaration of Trust.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

I A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(d) “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(e) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item. 31. Business and Other Connections of Investment Advisers

Reference is made to the caption “Fund Management” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Management of Access One Trust” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

ProFund Advisors LLC (the “Advisor”), is a limited liability company formed under the laws of the State of Maryland on May 8, 1997.

Item. 32. Principal Underwriters

Item 32(a)	The following lists the names of each investment company for which the Trust’s principal underwriter, ProFunds Distributors, Inc., a wholly-owned subsidiary of ProFund Advisors LLC, acts as a principal underwriter:

ProFunds

Access One Trust

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Regulatory Authority or “FINRA”. Each Distributor has its main address at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Item 32(b)	Information about the directors and officers of ProFunds Distributors Inc. (“PDI”) is as follows:

All directors’ and officers’ addresses is 7501 Wisconsin Ave, Bethesda, MD 20814.

Name	Position with PDI/Trust
Michael L. Sapir	Director/Trustee
William E. Seale	Director
Louis M. Mayberg	President, Director & Chief Operating Officer/President
Amy R. Doberman	Chief Legal Officer
Victor M. Frye	Secretary
Lisa Johnson	Chief Compliance Officer
Edward J. Karpowicz	Treasurer

Item 32(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1) ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager).

(2) ProFunds Distributors Inc., 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as distributor).

(3) Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston, Massachusetts 02110 (official records of the Trust and records produced by Citi in its role as administrator, fund accountant and transfer agent).

(4) UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each Series of the Trust (records relating to its function as Custodian).

Item. 34. Management Services

Not applicable.

Item. 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Access One Trust certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on Febraury 28, 2011.

ACCESS ONE TRUST

/S/ LOUIS M. MAYBERG
Louis M. Mayberg, President*

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/S/ MICHAEL L. SAPIR Michael L. Sapir*	Trustee, Chairman	Febraury 28, 2011

/S/ RUSSELL S. REYNOLDS, III Russell S. Reynolds, III*	Trustee	Febraury 28, 2011

/S/ MICHAEL WACHS Michael Wachs*	Trustee	Febraury 28, 2011

/S/ LOUIS M. MAYBERG Louis M. Mayberg*	President	Febraury 28, 2011

/S/ CHRISTOPHER E. SABATO Christopher E. Sabato*	Treasurer	Febraury 28, 2011

*By:	/S/ AMY DOBERMAN
Amy Doberman As Attorney-in-fact

Febraury 28, 2011

Exhibit Index

ITEM NUMBER	ITEM

(h)(12)(i)	Schedule A to the Expense Limitation Agreement, effective February 28, 2011 to February 28, 2012

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm

(n)(1)	Amended and Restated Multiple Class Plan, dated as of December 1, 2010

(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., ProShares Trust, ProFunds, ProFund Advisors LLC and ProShare Advisors LLC, dated December 13, 2010

(p)(2)	Code of Ethics of Citi Fund Services Ohio, Inc., dated as of January 1, 2011

(q)(1)	Power of Attorney for Louis M. Mayberg

(q)(2)	Power of Attorney for Michael Wachs

(q)(3)	Power of Attorney for Russell S. Reynolds, III

(q)(4)	Power of Attorney for Michael L. Sapir

(q)(5)	Power of Attorney for Christopher Sabato